UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2020

GOLDMAN SACHS BDC, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-00998	46-2176593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street, New York, New York		10282
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GSBD	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Goldman Sachs BDC, Inc. (“GSBD”) held its Special Meeting of Stockholders (the “Special Meeting”) on October 2, 2020. As of August 3, 2020, the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting, 40,448,044 shares of GSBD’s common stock, $0.001 par value per share (“GSBD Common Stock”), were eligible to be voted, and 26,440,512 of those shares were voted in person or by proxy at the Special Meeting. Stockholders were asked to consider and act upon the following proposals (the “Proposals”), each of which was described in GSBD’s joint proxy statement/prospectus, as amended, filed with the Securities and Exchange Commission (“SEC”) on August 4, 2020 (the “Proxy Statement”):

•

Proposal No. 1 – To approve the Amended and Restated Agreement and Plan of Merger, dated as of June 11, 2020 (the “Merger Agreement”), by and among GSBD, Goldman Sachs Middle Market Lending Corp., a Delaware corporation (“MMLC”), Evergreen Merger Sub Inc., a Delaware corporation and wholly owned direct subsidiary of GSBD, and Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership (the “GSBD Merger Proposal”);

•

Proposal No. 2 – To approve an Amended and Restated Certificate of Incorporation of GSBD, which would restrict stockholders that acquire shares of GSBD Common Stock pursuant to the Merger Agreement from transferring such shares for certain periods of time (the “GSBD Charter Amendment Proposal”); and

•	Proposal No. 3 – To approve the issuance of shares of GSBD Common Stock pursuant to the Merger Agreement (the “Merger Stock Issuance Proposal”).

The GSBD Merger Proposal was approved by GSBD’s stockholders at the Special Meeting. The votes for, votes against and abstentions are set forth below:

All GSBD Merger Proposal votes cast:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,995,679	716,983	727,850	0

GSBD Merger Proposal votes cast by stockholders of GSBD other than GSAM and its Affiliates (as defined in the Merger Agreement):

Votes For	Votes Against	Abstain	Broker Non-Votes
18,684,917	558,780	572,038	0

The GSBD Charter Amendment Proposal was also approved by the GSBD’s stockholders at the Special Meeting. The votes for, votes against and abstentions are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,828,591	877,745	734,176	0

The Merger Stock Issuance Proposal was also approved by the Company’s stockholders at the Special Meeting. The votes for, votes against and abstentions are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,736,174	917,227	787,111	0

Item 7.01	Regulation FD Disclosure.

On October 2, 2020, GSBD issued a joint press release with MMLC announcing, among other things, the voting results at the Special Meeting. A copy of this press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K (this “Report”), including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This Report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Report may constitute forward-looking statements and are not guarantees of future performance or results of GSBD, MMLC, or, following the Merger, the combined company and involve a number of risks and uncertainties. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings made by GSBD and MMLC with the SEC, including those contained in the Proxy Statement. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include: the ability of the parties to consummate the Merger on the expected timeline, or at all, the ability to realize the anticipated benefits of the Merger, effects of disruption on the business of GSBD and MMLC from the proposed Merger, the effect that the announcement or consummation of the Merger may have on the trading price of GSBD Common Stock on the New York Stock Exchange; the combined company’s plans, expectations, objectives and intentions as a result of the Merger, any decision by MMLC to pursue continued operations, any termination of the Merger Agreement, future operating results of GSBD or MMLC, the business prospects of GSBD and MMLC and the prospects of their portfolio companies, actual and potential conflicts of interests with GSAM and other affiliates of Goldman Sachs, general economic and political trends and other factors, the dependence of GSBD’s and MMLC’s future success on the general economy and its effect on the industries in which they invest; and future changes in laws or regulations and interpretations thereof. Neither GSBD nor MMLC undertakes any duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Report.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving GSBD and MMLC. Each of GSBD and MMLC has filed relevant materials with the SEC, including the Proxy Statement. The Proxy Statement was mailed to stockholders of GSBD and MMLC on or about August 11, 2020. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF EACH OF GSBD AND MMLC ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GSBD, MMLC, THE MERGER AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov or, for documents filed by GSBD, from GSBD’s website at http://www.goldmansachsbdc.com.

Participants in the Solicitation

GSBD and MMLC and their respective directors, executive officers and certain other members of management and employees of GSAM and its affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of GSBD and MMLC in connection with the Proposals. Information about the directors and executive officers of GSBD and MMLC is set forth in the Proxy Statement. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the GSBD and MMLC stockholders in connection with the Proposals are contained in the Proxy Statement and other relevant materials filed with the SEC. This document may be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Goldman Sachs BDC, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS BDC, INC.

Date: October 2, 2020	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Financial Officer and Treasurer

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